M.D. Sass Equity Income Plus Fund
Class C Shares (Trading Symbol: MDECX)

Prospectus

March 24, 2015

The Securities and Exchange Commission (“SEC”) has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

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M.D. Sass Equity Income Plus Fund
A series of Trust for Professional Managers (the “Trust”)

This prospectus applies to Class C shares of the Fund.  The Fund also offers Institutional Class shares and Retail Class shares in a separate prospectus.

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Summary Section

M.D. Sass Equity Income Plus Fund

Investment Objective
The M.D. Sass Equity Income Plus Fund (the “Fund”) seeks to generate income as well as capital appreciation, while emphasizing downside protection.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchases that are redeemed within 12 months of purchase)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution (12b-1) Fees	0.75%
Shareholder Servicing Fees	0.25%
Other Expenses(1)	0.54%
Total Annual Fund Operating Expenses	2.29%
Fee Waiver and/or Expense Reimbursement(2)	-0.54%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	1.75%

(1)	Because C Class shares are new, Other Expenses are based on Other Expenses for Institutional Class shares of the Fund for the fiscal period ended May 31, 2014.

(2)
Pursuant to an operating expense limitation agreement between M.D. Sass, LLC, the Fund’s investment adviser (“M.D. Sass”), and the Fund, M.D. Sass has agreed to waive its management fees and/or reimburse Fund expenses to ensure that Total Annual Fund Operating Expenses (exclusive of interest, acquired fund fees and expenses, leverage and tax expenses, brokerage commissions, and extraordinary expenses) do not exceed 1.75% Fund’s average daily net assets for the Class C shares, through at least June 29, 2016.  The operating expense limitation agreement can be terminated only by, or with the consent of, the Trust’s Board of Trustees (the “Board of Trustees”).  M.D. Sass is permitted to be reimbursed for management fee reductions and/or expense payments made in the prior three fiscal years, subject to the limitations on Fund expenses described herein.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The fee waiver/reimbursement arrangement discussed in the table above is reflected only through June 29, 2016.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed:

One Year	Three Years	Five Years	Ten Years
$278	$649	$1,162	$2,572

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If shares are not redeemed:

One Year	Three Years	Five Years	Ten Years
$178	$649	$1,162	$2,572

Portfolio Turnover
The Fund pays transaction costs, such as commissions and/or bid/ask spreads, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may generate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the period from June 28, 2013 through May 31, 2014, the Equity Income Plus Fund’s portfolio turnover rate was 53.61% of the average value of its portfolio.

Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of dividend paying, common stocks which M.D. Sass, LLC (“M.D. Sass”) believes are undervalued.  M.D. Sass will also seek to enhance equity returns by writing (selling) covered call options with exercise prices that are generally above the current market prices of the underlying stocks.  Additionally, for hedging purposes, to protect the Fund from significant market declines that may occur before the expiration of the call options, the Fund will periodically buy put options on equity security indices.  The value of an index put option generally increases as the prices of the stocks constituting the index decrease, and generally decreases as those stocks increase in price.  From time to time, the Fund may reduce or eliminate its holdings of put options, resulting in an increased exposure to a market decline.

The combination of the diversified portfolio of dividend paying common stocks, the steady additional cash flow from the sale of covered call options and the downside protection from index put options are intended to provide the Fund with positive absolute returns over time with less downside risk than a diversified portfolio of equity investments.

Under normal market conditions, the Fund will invest at least 80% of its net assets (including any borrowing for investment purposes) in equity securities with a minimum market capitalization needed to be included in the Russell 1000® Large Cap Value Index.  As of March 1, 2015, the minimum market capitalization for inclusion in the Russell 1000® Large Cap Value Index was $244 million.  However, the Fund will typically invest in the securities of large capitalization (“large-cap”) companies (market capitalization in excess of $10 billion), and medium capitalization (“mid-cap”) companies (market capitalization between $2 billion and $10 billion).  The Fund’s investments in equity securities will consist primarily of common stock, but may also include convertible securities and securities of other investment companies and exchange-traded funds (“ETFs”) that invest in equity securities.  The Fund may also purchase securities of companies that are offered in an initial public offering (“IPO”). The Fund may also invest in equity securities of large-cap and mid-cap foreign companies (including issuers domiciled in emerging markets or less developed countries).  The Fund’s investments in equity securities of foreign companies may include depositary receipts, such as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).

To construct the Fund’s investment portfolio, M.D. Sass selects investments by identifying dividend-paying companies that M.D. Sass believes are undervalued, and whose fair value, as determined by M.D. Sass, exceeds its current market price.  The Fund’s portfolio will typically consist of common stocks of 25 to 50 companies.

M.D. Sass may sell a security if its value becomes unattractive, such as when its fundamentals deteriorate, or when other investment opportunities exist that may have more attractive total return potential.  Additionally, M.D. Sass will generally reduce the Fund’s position in a security if the market value of the security exceeds 5% of the Fund’s assets.

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Principal Risks
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take.  Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over long or even short periods of time.  The principal risks of investing in the Fund are:

•	General Market Risk. Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.
•
Management Risk.  M.D. Sass’ judgments about the attractiveness, value and potential appreciation of the Fund’s investments may prove to be incorrect and the investment strategies employed by M.D. Sass in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies.

•
Focused Portfolio Risk.  The Fund invests in a limited number of companies.  Therefore, changes in the value of a single security may have a more significant effect on the value of the Fund’s portfolio than for other funds that invest in a greater number of companies.

•	Equity Market Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.
•
Large-Cap Companies Risk.  Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors.  Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•
Mid-Cap Companies Risk.  Mid-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large-cap companies and, therefore, their securities tend to be more volatile than the securities of larger, more established companies, making them less liquid than other securities.

•
Options Risk.  Options may be more volatile than investments directly in the underlying securities, involve additional costs and may involve a small initial investment relative to the risk assumed.  In addition, the value of an option may not correlate perfectly to the underlying securities index or overall securities markets.

•
Covered Call Option Risk.  When the Fund writes a call option, its ability to participate in the capital appreciation of the underlying obligation is limited.  There is no assurance that a closing transaction on a call option can be effected at a favorable price.  During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

•
Index Put Option Purchase Risk.  If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change.  If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.  If an index put option purchased by the Fund were permitted to expire without being exercised, its premium would represent a loss realized by the Fund.

•
Convertible Securities Risk.  The market value of a convertible security performs like that of a regular debt security, that is, if market interest rates rise, the value of the convertible security falls.

•
Investment Company and Exchange-Traded Fund Risk.  When the Fund invests in other investment companies, including ETFs, it will bear additional expenses based on its pro rata share of the other investment company’s or ETF’s operating expenses, including the potential duplication of management fees.  The risk of owning an ETF generally reflects the risks of owning the underlying investments the ETF holds.  The Fund also will incur brokerage costs when it purchases and sells ETFs.

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•
Initial Public Offering Risk.  The Fund may purchase securities of companies that are offered in an IPO.  The risk exists that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer.  When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund.

•
Tax Risk.  Call option premiums received by the Fund will be recognized upon the exercise, lapse, sale or other disposition of the option and will be taxed as short-term or long-term capital gain or loss.  The Fund’s transactions in options are subject to special tax rules, the effect of which may have adverse tax consequences for the Fund, and which may result in adverse tax consequences for the Fund’s shareholders.  An investor in the Fund should consult his or her tax adviser to determine the suitability of the Fund as an investment and the tax treatment of Fund distributions.

•
Foreign Securities Risk.  Non-U.S. securities, including ADRs and GDRs, are subject to risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies.  Issuers of foreign securities may not be required to provide operational or financial information that is as timely or reliable as those required for issuers of U.S. securities.  Income or dividends earned on foreign securities may be subject to foreign withholding taxes.  The Fund may invest in emerging markets, which can involve higher degrees of risk as compared with developed economies.

Performance
The performance information below demonstrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how a Fund’s average annual total returns for one year and since inception compare with those of a broad measure of market performance.  Remember, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.mdsassfunds.com or by calling the Fund toll-free at 1-855-MDS-FUND (1-855-637-3863).

Institutional Class Shares(1)
Calendar Year Returns as of December 31

(1)
Because the Class C shares are new, the returns shown in the bar chart are for Institutional Class shares of the Fund.  Institutional Class shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses including deferred sales charges (load) and Rule 12b-1 fees applicable to Class C shares.  Institutional Class shares do not have a deferred sales charge (load) or Rule 12b-1 fee.

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During the period shown in the bar chart, the best performance for a quarter was 5.88% (for the quarter ended June 30, 2014).  The worst performance was -1.61% (for the quarter ended March 31, 2014).

Average Annual Total Returns
(For the periods ended December 31, 2014)
	One Year	Since Inception (6/28/2013)
Institutional Class Shares(1)
Return Before Taxes	4.33%	11.25%
Return After Taxes on Distributions	3.36%	10.45%
Return After Taxes on Distributions and Sale of Fund Shares	3.23%	8.60%
CBOE S&P 500 BuyWrite Index (BXM)	5.64%	9.12%
(reflects no deduction for fees, expenses or taxes)
S&P 500® Index	13.69%	20.33%
(reflects no deduction for fees, expenses or taxes)

(1)
Because the Class C shares are new, the Average Annual Total Returns are for Institutional Class shares of the Fund.  Institutional Class shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses including deferred sales charges (load) and Rule 12b-1 fees applicable to Class C shares.  Institutional Class shares do not have a sales charge (load) or Rule 12b-1 fee.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the effect of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).

Management
Investment Adviser
M.D. Sass is the Fund’s investment adviser.

Portfolio Managers
The individuals below have served as the Fund’s portfolio managers as follows:

Name	Served with the Fund Since	Primary Title
Martin D. Sass	June 2013	Chief Executive Officer and Equity Team Chief Investment Officer

Ari Sass	June 2013	Senior Vice President and Senior Equity Analyst

Purchase and Sale of Fund Shares
You may purchase or redeem shares of the Fund by mail (M.D. Sass Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transaction, or by contacting the Fund by telephone at 1-855-MDS-FUND (1-855-637-3863).  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  Minimum initial and subsequent investment amounts are shown below.

Share Purchase Amounts	Class C Shares
Minimum Initial Investment – All Accounts	$2,500
Minimum Subsequent Investment – All Accounts	$100

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Tax Information
The Fund’s distributions will be taxed as ordinary income or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (“IRA”).  You may be taxed later upon withdrawal of monies from such tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer, or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your adviser or visit your financial intermediary’s website for more information.

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Investment Strategies, Risks and Disclosure of Portfolio Holdings

Investment Objectives

The Fund seeks to generate income as well as capital appreciation, while emphasizing downside protection.

Change in Investment Objectives.  The Fund’s investment objective may be changed without the approval of the Fund’s shareholders upon 60 days’ prior written notice to shareholders.  The Fund may not make any change in its policy of investing in securities suggested by the Fund’s name without first changing the Fund’s name and providing shareholders with at least 60 days’ prior written notice.

Principal Investment Strategies

Investments in Equity Securities.  Under normal market conditions, the Fund will invest at least 80% of its net assets (including any borrowing for investment purposes) in equity securities with a minimum market capitalization needed to be included in the Russell 1000® Large Cap Value Index.  As of March 1, 2015, the minimum market capitalization for inclusion in the Russell 1000® Large Cap Value Index was $244 million.  However, the Fund will typically invest in the securities of large-cap companies (market capitalization in excess of $10 billion), and mid-cap companies (market capitalization between $2 billion and $10 billion).  To achieve its investment objective, the Fund invests in a diversified portfolio of equity securities that pay dividends.  The Fund’s investments in equity securities will consist primarily of common stocks.  An investment in a company’s equity securities represents a proportionate ownership interest in that company.  Compared with other asset classes, equity investments have greater potential for gain and are subject to greater fluctuations in market value.  In addition to common stocks, the Fund may invest in shares of other investment companies and ETFs that invest in equity securities and other equity-linked instruments (such as convertible securities).  The Fund may also purchase securities of companies that are offered in an IPO.  The Fund may also invest in equity securities of large-cap and mid-cap foreign companies (including issuers domiciled in emerging markets or less developed countries).  The Fund’s investments in equity securities of foreign companies may include depositary receipts, such as ADRs and GDRs.

To construct the Fund’s investment portfolio, M.D. Sass selects investments by identifying dividend-paying companies that M.D. Sass believes are undervalued, and whose fair value, as determined by M.D. Sass, exceeds its current market price.  M.D. Sass’ investment selection consists of a five-step process:

1.	leveraging the experience of its investment professionals as well as its management and industry contacts to generate potential investment ideas;

2.
screening potential securities using  a minimum set of criteria, including, but not limited to, above-average dividend yield in excess of the S&P 500 Index and high current annualized cash flow from dividends and option premiums;

3.
fundamental research of investment opportunities through extensive discussion with management, suppliers, customers and competitors, on-site due diligence, review of public filings and transcripts of company events and detailed financial modeling and analysis;

4.	evaluation of each potential security using a proprietary valuation model; and

5.	constructing the Fund’s portfolio.

M.D. Sass may sell a security if its value becomes unattractive, such as when its fundamentals deteriorate, or when other investment opportunities exist that may have more attractive yields.  Additionally, M.D. Sass may decide to reduce the Fund’s position in a security if the market value of the security exceeds 5% of the Fund’s assets.

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Covered Call Options.  The Fund seeks to enhance equity returns, lower the overall volatility of the Fund’s investment portfolio and generate incremental cash flow by writing (selling) covered call options that are out of the money.  The call option exercise prices are selected for each individual security to balance M.D. Sass’ view of the security’s appreciation potential with increased income.  A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date).  A written call option is “covered” if the Fund owns the underlying security subject to the call option at all times during the option period.  A call option is out of the money if the exercise price is above the current market price for the underlying security.  The Fund writes covered call options on securities held by the Fund in an attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

Index Put Options.  The Fund may periodically buy index put options with the objective of obtaining downside protection from a significant equity market decline that may occur over a specified period.  The value of an index put option generally increases as the underlying securities or indices decrease, and the value of the puts generally decrease as those stocks (and the index) increase in price.  An index fluctuates with changes in the market values of the securities included in the index.  Options on indices give the holder the right to receive an amount of cash upon exercise of the option.  Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being less than (in the case of a put option) the exercise price of the option.  Each of the exchanges has established limitations governing the maximum number of put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers).  Under these limitations, option positions of all investment companies advised by M.D. Sass are combined for purposes of these limits.  Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions.  These position limits may restrict the number of listed options that the Fund may purchase.

Temporary Strategies; Cash or Similar Investments.  For temporary defensive purposes, M.D. Sass may invest up to 100% of the Fund’s total assets in high-quality, short-term debt securities and money market instruments.  For longer periods of time, the Fund may hold a substantial cash position.  These short-term debt securities and money market instruments include shares of government money market mutual funds U.S. Government securities and U.S. Government Agency securities.  Taking a temporary defensive position in cash or holding a large cash position for an extended period of time may result in the Fund not achieving its investment objective.  Furthermore, to the extent that the Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market Fund’s management fees and operational expenses.

Principal Risks of Investing in the Fund

Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take.  Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund.  The principal risks of investing in the Fund are:

General Market Risk.  The market value of a security may move up or down, sometimes rapidly and unpredictably.  These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.  Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.  U.S. markets have experienced significant volatility in recent years.  The securities markets have experienced reduced liquidity, price volatility, credit downgrades, increased likelihood of default, and valuation difficulties, all of which may increase the risk of investing in securities held by the Fund.

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Management Risk.  The ability of the Fund to meet its investment objective is directly related to the investment adviser’s investment strategies for the Fund.  The value of your investment in the Fund may vary with the effectiveness of the investment adviser’s research, analysis and asset allocation among portfolio securities.  If the investment adviser’s investment strategies do not produce the expected results, the value of your investment could be diminished or even lost entirely.

Focused Portfolio Risk.  The Fund invests in a limited number of companies.  Therefore, changes in the value of a single security may have a more significant effect on the value of the Fund’s portfolio than for other funds that invest in a greater number of companies.

Equity Market Risk.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.  These investor perceptions are based on various and unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises.  If you held common stock of any given issuer, you would generally be exposed to greater risk than if you held preferred stocks and debt obligations of the issuer because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders and other creditors of such issuers.

Convertible Securities Risk.  A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer.  Convertible securities are senior to common stock in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities.  While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Large-Cap Companies Risk.  Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors.  Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Mid-Cap Companies Risk.  Generally, mid-cap companies may have more potential for growth than companies with larger market capitalizations.  Investing in mid-cap companies, however, may involve greater risk than investing in large-cap companies, and these risks are passed on to the Fund.  Mid-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large-cap companies.  Therefore, their securities may be more volatile than the securities of larger, more established companies, making them less liquid than other securities.  Mid-cap company stocks may also be bought and sold less often and in smaller amounts than larger company stocks.  Because of this, if M.D. Sass wants to sell a large quantity of a mid-cap company’s stock, it may have to sell at a lower price than it might prefer, or it may have to sell in smaller than desired quantities over a period of time.

Options Risk.  Options contracts are subject to the same risks as the investments in which the Fund invests directly, but also may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying securities.  Investments in options involve additional costs, may be more volatile than other investments and may involve a small initial investment relative to the risk assumed.  If M.D. Sass incorrectly forecasts the value of securities in using an option contract, the Fund might have been in a better position if the Fund had not entered into the contract.  In addition, the value of an option may not correlate perfectly to the underlying financial asset, index or other investment or overall securities markets.

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Covered Call Option Risk.  When the Fund writes a call option, its ability to participate in the capital appreciation of the underlying obligation is limited.  There is no assurance that a closing transaction on a call option can be effected at a favorable price.  During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

Index Put Option Purchase Risk. If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change.  If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.  If an index put option purchased by the Fund were permitted to expire without being exercised, its premium would represent a loss realized by the Fund.

Shares of Other Investment Companies Risk.  The Fund may invest in shares of other investment companies, including ETFs, as a means to pursue its investment objective.  Federal law generally prohibits a fund from acquiring shares of an investment company if, immediately after such acquisition, the fund and its affiliated persons would hold more than 3% of such investment company’s total outstanding shares.  This prohibition may prevent the Fund from allocating its investments in an optimal manner.  You will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses and, as a result, your cost of investing in the Fund will generally be higher than the cost of investing directly in the underlying fund shares.

Exchange-Traded Funds Risk.  The Fund may purchase ETF shares.  An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange traded) that has the same investment objective, strategies and policies.  The price of an ETF can fluctuate within a wide range, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down.  In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount to their NAV; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.  Additionally, ETFs have management fees, which increase their cost.

Initial Public Offering Risk.  The Fund may purchase securities of companies that are offered in an IPO.  The risk exists that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer.  The purchase of IPO shares may involve high transaction costs.  IPO shares are subject to market risk and liquidity risk.  When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund.

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Tax Risk.  Call option premiums received by the Fund will be recognized upon the exercise, lapse, sale or other disposition of the option and will be taxed as short-term or long-term capital gain or loss.  The call options employed by the Fund reduce risk to the Fund by diminishing its risk of loss in offsetting positions in substantially similar or related property, thereby potentially giving rise to “straddles” under federal income tax rules.  The straddle rules may require the Fund to defer certain losses on positions within a straddle, and to terminate or suspend the Fund’s holding period for certain securities in which the Fund does not yet have a long-term holding period or has not yet satisfied the holding period required for the receipt of “qualified dividend” income from the investment.  As a result, the Fund cannot assure any level of regular distributions of investment company taxable income (income other than net capital gain) and cannot assure you as to any level of distributions of net capital gain.

The Fund expects to generate premiums from the writing of call options.  The Fund will recognize a short-term capital gain in an amount equal to the premium received upon the expiration of an option that it has written.  If the Fund enters into a closing transaction, the difference between the amount paid to close out its option position and the premium received for writing the option will be short-term capital gain or loss.  Transactions involving the disposition of the Fund’s underlying securities (whether pursuant to the exercise of a call option or otherwise) will give rise to either short-term or long-term capital gains or losses.  Due to the tax treatment of securities on which call options have been written, it is expected that most of the gains from the sale of the underlying securities held by the Fund will be short-term capital gains.  Because the Fund does not have control over the exercise of the call options it writes, such exercises or other required sales of the underlying stocks may force the Fund to realize capital gains or losses at inopportune times.

The Fund’s transactions in options are subject to special and complex U.S. federal income tax provisions (including, in addition to the straddle tax rules described above, tax rules regarding constructive sales, wash sales and short sales) that may, among other things: (i) treat dividends that would otherwise constitute “qualified dividend” income taxed at lower rates as non-qualified dividend income taxed at higher rates; (ii) treat dividends that would otherwise be eligible for the corporate dividends-received deduction as ineligible for such treatment; (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (iv) accelerate income recognition to the Fund; (v) convert long-term capital gain taxed at lower rates into short-term capital gain or ordinary income taxed at higher rates; and (vi) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited).

Foreign and Emerging Market Securities Risk.  Foreign investments may carry risks associated with investing outside the United States, such as currency fluctuation, economic or financial instability, lack of timely or reliable operational or financial information or unfavorable political or legal developments.  Those risks are increased for investments in emerging markets.

Foreign securities include ADRs and GDRs, dollar-denominated foreign securities and securities purchased directly on foreign exchanges.  ADRs and GDRs are depositary receipts for foreign company stocks that are not themselves listed on a U.S. exchange, and are issued by a bank and held in trust at that bank, and that entitle the owner of such depositary receipts to any capital gains or dividends from the foreign company stocks underlying the depositary receipts.  ADRs are U.S. dollar denominated.  GDRs are typically U.S. dollar denominated but may be denominated in a foreign currency.  Foreign securities, including ADRs and GDRs, may be subject to more risks than U.S. domestic investments.  These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments.

In addition, amounts realized on sales of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities.  A Fund will generally not be eligible to pass through to shareholders any U.S. federal income tax credits or deductions with respect to foreign taxes paid unless it meets certain requirements regarding the percentage of its total assets invested in foreign securities.  Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates.  Such fluctuations may reduce the value of the investment.  Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets.  In addition, foreign markets can and often do perform differently from U.S. markets.

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Countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.  Emerging market securities may be subject to relatively more abrupt and severe price declines due to the smaller securities markets, lower trading volumes and less government regulation of securities markets in emerging market countries compared to those in developed countries.  Investments in emerging market securities generally are more illiquid and volatile and subject to a higher risk of settlement disruptions than investments in securities of issuers in developed countries.  In addition, investment in emerging market countries may be restricted or controlled and may require the Fund to establish special custody or other arrangements before investing.  Because the securities settlement procedures tend to be less sophisticated in emerging market countries, the Fund may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions.  Many emerging market countries have experienced currency devaluation, currency inflation or economic recessions, which is likely to have a negative effect on their security markets.  Also, high levels of debt, adverse social and political circumstances and policies of expropriation and intervention in emerging markets countries could adversely affect the value of the Fund’s holdings.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).  Disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual and semi-annual reports to Fund shareholders and in the quarterly holdings report on Form N-Q.  The annual and semi-annual reports to Fund shareholders are available free of charge by contacting the M.D. Sass Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 or calling 1-855-MDS-FUND (1-855-637-3863), or by visiting the Fund’s website at www.mdsassfunds.com.  The Form N-Q is available on the SEC’s website at www.sec.gov.

Management of the Fund

The Adviser

The Fund has entered into investment advisory agreement (an “Advisory Agreement”) with M.D. Sass (with its affiliates, the “Adviser”).  The Adviser is located at 1185 Avenue of the Americas, 18th Floor, New York, New York 10036.  The Adviser is a registered investment adviser and, together with its affiliates, manages more than $6.9 billion in mutual funds, separate accounts, hedge funds and private equity funds.  M.D. Sass Investors Services, Inc., an affiliate of the Adviser, serves as investment adviser to the M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund, a series of the Trust offered in a separate prospectus.  Under the Advisory Agreement, the Adviser manages the Fund’s investments subject to the supervision of the Board of Trustees.  The Fund compensates M.D. Sass for its services at the annual rate of 0.75% of its average annual net assets, payable on a monthly basis.

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Fund Expenses.  The Fund is responsible for its own operating expenses.  However, pursuant to operating expense limitation agreement between the Adviser and the Fund, the Adviser has agreed to waive its management fees and/or reimburse expenses to ensure that Total Annual Fund Operating Expenses (exclusive of interest, acquired fund fees and expenses, leverage and tax expenses, dividends and interest expenses on short positions, brokerage commissions, and extraordinary expenses) do not exceed 1.75% of the Fund’s average net assets for Class C shares on an annual basis as follows:

Any waiver of management fees or payment of expenses made by the Adviser may be reimbursed by the Fund in subsequent years if the Adviser so requests.  This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses at the time of waiver.  The Adviser is permitted to be reimbursed for management fee waivers and/or expense payments made in the prior three fiscal years.  Any such reimbursement will be reviewed and ratified by the Board of Trustees.  The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of management fees and/or expenses.  The operating expense limitation agreement for the Fund is in effect through at least June 29, 2016.  The Fund’s operating expense limitation agreement may be terminated only by, or with the consent of, the Board of Trustees.

A discussion regarding the basis of the Board of Trustees’ approval of the Advisory Agreement is available in the Fund’s semi-annual report to shareholders for the six-month period ended November 30, 2014.

With the exception of the M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund, the Fund, as series of the Trust, does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series of the Trust.

Portfolio Managers

The Adviser uses a team approach for portfolio security selection and decision-making.  Martin D. Sass, the Fund’s portfolio manager, is ultimately responsible for the Fund’s day-to-day investment decisions.  The names and backgrounds of the Fund’s portfolio management team members are as follows:

Martin D. Sass
Mr. Sass serves as Chairman and Chief Executive Officer of the Adviser, having founded the firm in 1972.  Prior to founding the Adviser, Mr. Sass served as President of Neuwirth Management and Research Cooperation, and directed the Special Situations Department of Argus Research Corp.  Mr. Sass has been a professional in the investment business since 1963.  He received a B.S. in Accounting from Brooklyn College of the City University of New York, and studied finance in graduate programs at New York University and City College of New York.

Ari Sass, CFA®
Mr. Sass serves as Senior Vice President with the Equity team.  Prior to joining M.D. Sass in 2004, Mr. Sass was CEO and Co-Founder of Insound, LLC, a diversified niche media and marketing firm founded in 1999. Previously, he was Manager of Finance at Elektra Entertainment Group and held positions at Bear Stearns and Deloitte and Touche.  Mr. Sass has 10 years of investment experience.  He holds a B.A., Economics from the University of Michigan, an M.B.A. from New York University, and is a CFA charterholder.

CFA® is a registered trademark owned by the CFA Institute.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed and ownership of securities in the Fund.

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Prior Performance of Similar Accounts

The table below provides some indication of the risks of investing in the Fund by showing changes in the performance of the M.D. Sass Enhanced Equity Composite (the “Composite”) and by comparing the Composite performance with a broad measure of market performance.  The performance shown is the performance of all of the Adviser’s fully discretionary accounts managed using investment objectives, policies and strategies that are substantially similar to the investment objective, policies and strategies that the portfolio managers use to manage the Fund.  The Composite has been managed by the Fund’s portfolio management team since its inception on June 1, 2009.  The Fund’s performance may not correspond with the performance of the discretionary private accounts comprising the Composite.

The Composite returns are calculated by the Adviser based on total return, including gains or losses plus income, after deducting all costs incurred by the accounts, and including reinvested distributions.  Composite returns are calculated using a gross asset-weighted return relying on beginning-of-period market values.  The average investment management fee for accounts included in the M.D. Sass Enhanced Equity Composite is 0.89%.  You should note that the Fund computes and discloses its average annual total return using the standard formula set forth in rules promulgated by the SEC, which differs in certain respects from the methods used to compute total return for the Composite.  The performance of the Composite may have been lower had it been calculated using the standard formula promulgated by the SEC.  The private accounts comprising the Composite are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940, as amended (the “1940 Act”) and the Internal Revenue Code of 1986, as amended.  Additionally, if applicable, such limitations, requirements and restrictions might have adversely affected the performance results of the Composite.

The performance data set forth below is for the Composite and is not the performance results of the Fund.  This performance data should not be considered indicative of the Fund’s future performance.

Calendar Year Total Returns for the periods ending December 31, 2014:

	One Year	Three Years	Since Inception (6/1/2009)
M.D. Sass Enhanced Equity Composite (Net of Fees)	4.31%	9.26%	10.63%
CBOE S&P 500 BuyWrite Index (BXM)	5.64%	7.97%	9.72%
(reflects no deduction for fees, expenses or taxes)
S&P 500® Index	13.69%	20.41%	17.46%
(reflects no deduction for fees, expenses or taxes)

Shareholder Information

Choosing a Share Class

The Fund offers Class C shares in this Prospectus, and also offers Institutional Class and Retail Class shares in a separate Prospectus.  The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices.  Class C shares are offered through financial intermediaries, but are also available to direct investors.  You should always discuss the suitability of your investment with your broker-dealer or financial adviser.

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Class C Shares. Class C shares of the Fund are offered for sale at NAV, without the imposition of a sales charge.  Class C shares are subject to a 0.75% Rule 12b-1 distribution fee and a 0.25% shareholder servicing fee on an annual basis.  As a result, Class C shareholders pay higher annual expenses than Institutional Class and Retail Class shares.  You do not pay a sales charge on purchases of Class C shares, however, you may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if you redeem these shares within 12 months of purchase.  The CDSC will be calculated based on the lower of original cost or current market value of the shares being sold.  In the case of a partial redemption, the first shares redeemed are any shares acquired through reinvested dividends and capital gain distributions.  After that, shares are redeemed on a “first in first out” basis.

Class C Contingent Deferred Sales Charges
Months since purchase	CDSC on Shares Being Sold
12	1.00%
Thereafter	0.00%

Share Price

The price of the Fund’s shares is its NAV.  The NAV per share is calculated by dividing the value of the Fund’s total assets, less its liabilities, by the number of its shares outstanding.  In calculating the NAV, portfolio securities are valued using current market values or official closing prices, if available.  The NAV is calculated at the close of regular trading on the New York Stock Exchange (the “NYSE”), (generally 4:00 p.m., Eastern time).  The NAV will not be calculated on days on which the NYSE is closed for trading.

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  If a security is listed on more than one exchange, the Fund will use the price on the exchange that the Fund generally considers to be the principal exchange on which the security is traded.  Portfolio securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent bid and asked prices on such day.  When market quotations are not readily available, a security or other asset is valued at its fair value as determined under fair value pricing procedures approved by the Board of Trustees.  These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market or world events cause the Adviser to believe that the security’s last sale price may not reflect its actual fair market value.  The intended effect of using fair value pricing procedures is to ensure that Fund shares are accurately priced.  The Board of Trustees will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application by the Trust’s valuation committee.

When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.  Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) from the price of the security quoted or published by others or the value when trading resumes or realized upon sale.  Therefore, if a shareholder purchases or redeems Fund shares when the Fund holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund were using market-value pricing.  The Adviser anticipates that the Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable.

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How to Purchase Shares

All purchase requests received in good order by the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) or by an authorized financial intermediary before the close of the NYSE (generally 4:00 p.m., Eastern time) will be processed at the applicable price determined on that day.  Purchase requests received by the Transfer Agent or an authorized intermediary after the close of the NYSE (generally 4:00 p.m., Eastern time) will receive the applicable price determined on the next business day.  An authorized intermediary is a financial intermediary that has made arrangements with the Fund to receive purchase and redemption orders on their behalf.  For additional information about purchasing shares through financial intermediaries, please see “Purchasing Shares Through a Financial Intermediary,” below.

All account applications (each, an “Account Application”) to purchase Fund shares are subject to acceptance by the Fund and are not binding until so accepted.  It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders.  The Fund reserves the right to reject any Account Application.  Your order will not be accepted until a completed Account Application is received by the Fund or the Transfer Agent.

The Fund reserves the right to reject any purchase order if, in the Fund’s discretion, it is in a Fund’s best interest to do so.  For example, a purchase order may be refused if it appears so large that it would disrupt the management of the Fund.  Purchases may also be rejected from persons believed to be “market-timers,” as described under “Tools to Combat Frequent Transactions,” below.  In addition, a service fee, which is currently $25, as well as any loss sustained by the Fund, will be deducted from a shareholder’s account for any purchases that do not clear.  The Fund and the Transfer Agent, will not be responsible for any losses, liability, cost or expense resulting from rejecting any purchase order.

Shares of the Fund have not been registered for sale outside of the United States.  The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Share Purchase Amounts	Class C
Minimum Initial Investment – All Accounts	$2,500
Minimum Subsequent Investment – All Accounts	$100

The Fund reserves the right to waive the minimum initial investment or minimum subsequent investment amounts at its discretion.  Shareholders will be given at least 30 days’ written notice of any increase in the minimum dollar amount of initial or subsequent investments.

Purchase Requests Must be Received in Good Order
Your share price will be the next NAV per share calculated after the Transfer Agent or your authorized intermediary receives your purchase request in good order.  For purchases made through the Transfer Agent, “good order” means that your purchase request includes:

•	the name of the Fund you are investing in;
•	the dollar amount of shares to be purchased;
•	your Account Application or investment stub; and
•	a check payable to the Fund you are investing in.

For information about your financial intermediary’s requirements for purchases in good order, please contact your financial intermediary.

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Purchase by Mail
To purchase Fund shares by mail, simply complete and sign the Account Application and mail it, along with a check made payable to the Fund you are investing in:

Regular Mail	Overnight or Express Mail
M.D. Sass Funds	M.D. Sass Funds
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent.  All purchase checks must be in U.S. dollars drawn on a domestic financial institution.  The Fund will not accept payment in cash or money orders.  To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Fund is unable to accept post-dated checks or any conditional order or payment.

Purchase by Wire
If you are making your first investment in the Fund, before you wire funds the Transfer Agent must have a completed Account Application.  You can mail or use an overnight service to deliver your Account Application to the Transfer Agent at the above address.  Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you.  Once your account has been established, you may instruct your bank to send the wire.  Prior to sending the wire, please call the Transfer Agent at 1-855-MDS-FUND (1-855-637-3863) to advise them of the wire and to ensure proper credit upon receipt.  Your bank must include the name of the Fund you are investing in, your name and your account number so that monies can be correctly applied.  Your bank should transmit immediately available funds by wire to:

Wire to:	U.S. Bank, N.A.
ABA Number:	075000022U.S.
Credit:	Bancorp Fund Services, LLC
Account:	112-952-137
Further Credit:	(name of the Fund you are investing in)
(Shareholder Name/Account Registration)
(Shareholder Account Number)

Wired funds must be received prior to the close of the NYSE (generally 4:00 p.m., Eastern time) to be eligible for same day pricing.  The Fund and U.S. Bank, N.A., the Fund’s custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Investing by Telephone
If you have accepted telephone privileges on the “Telephone Options - Purchase Authorization” section of the Account Application, and your account has been open for 15 days, you may purchase additional shares by calling the Fund toll free at 1-855-MDS-FUND (1-855-637-3863).  This option allows investors to move money from their bank account to their Fund account upon request.  Only bank accounts held at domestic financial institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions.  Telephone purchases are subject to applicable minimum investment amounts for subsequent investments.  If your order is received by the Transfer Agent or an authorized intermediary prior to the close of the NYSE (generally 4:00 p.m., Eastern time), shares will be purchased in your account at the applicable price determined on the day your order is placed.  During periods of high market activity, shareholders may encounter higher than usual call waiting times.  Please allow sufficient time to place your telephone transaction.

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Subsequent Investments By Internet
After your account is established, you may set a user ID and password by logging into www.mdsassfunds.com.  This will enable you to purchase shares by having the purchase amount deducted from your bank account by electronic funds transfer through the Automated Clearing House (“ACH”) network. Please ensure that your Fund account is set up with bank account instructions and that your bank is an ACH member. You must have provided a voided check with which to establish your bank account instructions in order to complete internet transactions.  For important information on this feature, see “Fund Transactions through the Fund’s Website” below.

Automatic Investment Plan
For your convenience, the Fund offers an Automatic Investment Plan (“AIP”).  Under the AIP, after your initial investment, you may authorize the Fund to withdraw automatically from your personal checking or savings account any amount that you wish to invest, on a monthly basis.  In order to participate in the AIP, your bank must be a member of the ACH network.  If you wish to enroll in the AIP, complete the appropriate section in the Account Application.  The Fund may terminate or modify this privilege at any time.  You may terminate your participation in the AIP at any time by notifying the Transfer Agent five days prior to the effective date.  A fee will be charged if your bank does not honor the AIP draft for any reason.

Purchasing Shares Through a Financial Intermediary
Investors may be charged a fee if they effect transactions through a financial intermediary.  If you are purchasing shares through a financial intermediary, you must follow the procedures established by your financial intermediary.  Your financial intermediary is responsible for sending your purchase order and wiring payment to the Transfer Agent.  Your financial intermediary holds the shares in your name and receives all confirmations of purchases and sales.  Financial intermediaries placing orders for themselves or on behalf of their customers should call the Fund toll free at 1-855-MDS-FUND (1-855-637-3863), or follow the instructions listed in the sections above entitled “Investing by Telephone,” “Purchase by Mail” and “Purchase by Wire.”

If you place an order for Fund shares through a financial intermediary in accordance with such financial intermediary’s procedures, and such financial intermediary then transmits your order to the Transfer Agent in accordance with the Transfer Agent’s instructions, your purchase will be processed at the NAV (plus any applicable sales charge) next calculated after the Transfer Agent receives your order.  The financial intermediary must promise to send to the Transfer Agent immediately available funds in the amount of the purchase price in accordance with the Transfer Agent’s procedures.  If payment is not received within the time specified, the Transfer Agent may rescind the transaction and the financial intermediary will be held liable for any resulting fees or losses.  In the case of Authorized Intermediaries that have made satisfactory payment or redemption arrangements with the Fund, orders will be processed at the NAV (plus any applicable sales charge) next calculated after receipt by the Authorized Intermediary (or its authorized designee), consistent with applicable laws and regulations.  Authorized Intermediaries may be authorized to designate other intermediaries to receive purchase and redemption requests on behalf of the Fund.

Financial intermediaries, including Authorized Intermediaries, may set cut-off times for the receipt of orders that are earlier than the cut-off times established by the Fund.  For more information about your financial intermediary’s rules and procedures, and whether your financial intermediary is an Authorized Intermediary, you should contact your financial intermediary directly.

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Anti-Money Laundering Program
The Trust has established an Anti-Money Laundering Compliance Program as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”) and related anti-money laundering laws and regulations.  To ensure compliance with these laws, the Account Application asks for, among other things, the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):

•	full name;
•	date of birth (individuals only);
•	Social Security or taxpayer identification number; and
•	permanent street address (a P.O. Box number alone is not acceptable).

Accounts opened by entities, such as corporations, limited liability companies, partnerships or trusts, will require additional documentation.

If any information listed above is missing, your Account Application will be returned and your account will not be opened.  In compliance with the USA PATRIOT Act and other applicable anti-money laundering laws and regulations, the Transfer Agent will verify the information on your application.  The Fund reserves the right to request additional clarifying information and may close your account if such clarifying information is not received by the Fund within a reasonable time of the request or if the Fund cannot form a reasonable belief as to the true identity of a customer.  If you require additional assistance when completing your application, please contact the Transfer Agent at 1-855-MDS-FUND (1-855-637-3863).

How to Redeem Shares

Orders to sell or “redeem” shares may be placed directly with the Fund or through an Authorized Intermediary.  If you originally purchased your shares through an Authorized Intermediary, your redemption order must be placed with the same Authorized Intermediary in accordance with the procedures established by that Authorized Intermediary.  Your Authorized Intermediary is responsible for sending your order to the Transfer Agent and for crediting your account with the proceeds.  You may redeem Fund shares on any business day that the Fund calculates its NAV.  To redeem shares directly with the Fund, you must contact the Fund either by mail or by phone to place a redemption request.  Your redemption request must be received in good order (as discussed under “Payment of Redemption Proceeds,” below) prior to the close of the regular trading session of the NYSE (generally 4:00 p.m., Eastern time) by the Transfer Agent or by your Authorized Intermediary.  Redemption requests received after the close of the NYSE will be treated as though received on the next business day.

Shareholders who hold their shares through an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.  Shares held through IRA accounts may not be redeemed by telephone.

Payment of Redemption Proceeds
You may redeem your Fund shares at a price equal to the NAV per share next determined after the Transfer Agent or your Authorized Intermediary receives your redemption request in good order.  Your redemption request cannot be processed on days the NYSE is closed.  All requests received by the Fund in good order before the close of the regular trading session of the NYSE (generally 4:00 p.m., Eastern time) will usually be sent on the next business day.

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A redemption request made through the Transfer Agent will be deemed in “good order” if it includes:

•	the shareholder’s name;
•	the name of the Fund you are redeeming from;
•	the account number;
•	the share or dollar amount to be redeemed; and
•	signatures by all shareholders on the account and signature guarantee(s), if applicable.

For information about your financial intermediary’s requirements for redemption requests in good order, please contact your financial intermediary.

You may have the proceeds sent by check to the address of record, wired to your pre-established bank account or sent by electronic funds transfer through the ACH network using the bank instructions previously established for your account.  Redemption proceeds will typically be sent on the business day following your redemption.  Wires are subject to a $15 service fee.  There is no charge to have proceeds sent via ACH; however, funds are typically credited to your bank within two to three days after redemption.  In all cases, proceeds will be processed within seven calendar days after the Fund receives your redemption request.

Before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to twelve calendar days from the purchase date.  Furthermore, there are certain times when you may be unable to sell Fund shares or receive proceeds.  Specifically, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (3) for such other periods as the SEC may permit for the protection of shareholders.  Your ability to redeem shares online or by telephone may be delayed or restricted after you change your address online or by telephone.  You may change your address at any time by a written request, addressed to the Transfer Agent.  Confirmations of an address changes will be sent to both your old and new address.  The Fund is not responsible for interest lost on redemption amounts due to lost or misdirected mail.

Signature Guarantees
The Transfer Agent may require a signature guarantee for certain redemption requests.  A signature guarantee assures that your signature is genuine and protects you from unauthorized account redemptions.  Signature guarantees can be obtained from banks and securities dealers, but not from a notary public.  A signature guarantee, from either a Medallion program member or a non-Medallion program member, of each owner is required in the following situations:

•	if ownership is being changed on your account;
•	when redemption proceeds are payable or sent to any person, address or bank account not on record; and
•	if a change of address request was received by the Transfer Agent within the last 15 calendar days.

Non-financial transactions, including establishing or modifying certain services on an account, will require a signature guarantee, a signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

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In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee or other acceptable signature verification in other instances based on the circumstances relative to the particular situation.

Redemption by Mail
You can execute most redemptions by furnishing an unconditional written request to the Fund to redeem your shares at the current NAV per share.  Redemption requests in writing should be sent to the Transfer Agent at:

Regular Mail	Overnight or Express Mail
M.D. Sass Funds	M.D. Sass Funds
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent.

Telephone Redemption
If you have been authorized to perform telephone transactions (either by completing the required portion of your Account Application or by subsequent arrangement in writing with the Fund), you may redeem shares, in any amount, by instructing the Fund by telephone at 1-855-MDS-FUND (1-855-637-3863).  Telephone redemptions will not be made if you have notified the Transfer Agent of a change of address within 15 calendar days before the redemption request.  If you hold your shares through a retirement account, you may not redeem shares by telephone.  During periods of high market activity, shareholders may encounter higher than usual call waiting times.  Please allow sufficient time to place your telephone transaction.  The Fund is not responsible for delays due to communication or transmission outages or failures.

Wire Redemption
Wire transfers may be arranged to redeem shares.  The Transfer Agent charges $15 per wire redemption against your account on dollar specific trades, and from proceeds on complete redemptions and share-specific trades.

Redemptions By Internet
If your account is set up to perform online transactions you may redeem your Fund shares through the Fund’s website at www.mdsassfunds.com.  You may redeem up to $100,000.  For important information on this feature, see ‘‘Fund Transactions through the Fund’s Website’’ below.

Systematic Withdrawal Program
The Fund offers a systematic withdrawal plan (the “SWP”) whereby shareholders or their representatives may request a redemption in a specific dollar amount be sent to them each month, calendar quarter or annually.  Investors may choose to have a check sent to the address of record, or proceeds may be sent to a pre-designated bank account via the ACH network.  To start this program, your account must have Fund shares with a value of at least $10,000, and the minimum payment amount is $100.  This program may be terminated or modified by the Fund at any time.  Any request to change or terminate your SWP should be communicated in writing or by telephone to the Transfer Agent no later than five days before the next scheduled withdrawal.  A withdrawal under the SWP involves a redemption of Fund shares, and may result in a capital gain or loss for federal income tax purposes.  In addition, if the amount withdrawn exceeds the amounts credited to your account, the account ultimately may be depleted.  To establish the SWP, complete the SWP section of the Account Application.  Please call 1-855-MDS-FUND (1-855-637-3863) for additional information regarding the SWP.

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The Fund’s Right to Redeem an Account
The Fund reserves the right to redeem the shares of any shareholder whose account balance is less than $2,500, other than as a result of a decline in the NAV of a Fund or for market reasons.  The Fund will provide a shareholder with written notice 30 calendar days prior to redeeming the shareholder’s account.  A redemption by the Fund may result in a taxable capital gain or loss for federal income tax purposes.

Tools to Combat Frequent Transactions

The Fund is intended for long-term investors.  Short-term “market-timers” who engage in frequent purchases and redemptions may disrupt a Fund’s investment program and create additional transaction costs that are borne by all of the Fund’s shareholders.  The Board of Trustees has adopted policies and procedures that are designed to discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance.  The Fund takes steps to reduce the frequency and effect of these activities in the Fund.  These steps include, among other things, monitoring trading activity and using fair value pricing.  Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur.  The Fund seeks to exercise their judgment in implementing these tools to the best of its abilities in a manner that it believes is consistent with shareholder interests.  Except as noted herein, the Fund applies all restrictions uniformly in all applicable cases.

Monitoring Trading Practices.  The Fund monitors selected trades in an effort to detect excessive short-term trading activities.  If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts.  In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of their shareholders.  The Fund uses a variety of techniques to monitor for and detect abusive trading practices.  These techniques may change from time to time as determined by the Fund in its sole discretion.  To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject any purchase order (but not a redemption request), in whole or in part, for any reason and without prior notice.  The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance.

Fair Value Pricing.  The Fund employs fair value pricing selectively to ensure greater accuracy in its daily NAVs and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies.  The Board of Trustees has developed procedures which utilize fair value pricing when reliable market quotations are not readily available or the Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Advisers, does not represent the security’s fair value), or when, in the judgment of the Advisers, events have rendered the market value unreliable.  Valuing securities at fair value involves reliance on judgment.  Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees.  There can be no assurance that the Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.  More detailed information regarding fair value pricing can be found in this Prospectus under the heading entitled “Share Price.”

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Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive.  In particular, since the Fund receives purchase and sale orders through Authorized Intermediaries that use group or omnibus accounts, the Fund cannot always detect frequent trading.  However, the Fund will work with Authorized Intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades.  In this regard, the Fund has entered into information sharing agreements with Authorized Intermediaries pursuant to which these intermediaries are required to provide to the Fund, at the Fund’s request, certain information relating to their customers investing in the Fund through non-disclosed or omnibus accounts.  The Fund will use this information to attempt to identify abusive trading practices.  Authorized Intermediaries are contractually required to follow any instructions from the Fund to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Fund’s policies.  However, the Fund cannot guarantee the accuracy of the information provided by Authorized Intermediaries and cannot ensure that it will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts.  As a result, the Fund’s ability to monitor and discourage abusive trading practices in non-disclosed and omnibus accounts may be limited.

Other Fund Policies

Telephone Transactions.  If you have accepted telephone privileges on the account application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund has taken reasonable precautions to verify your identity.  In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete.  If you are unable to contact the Fund by telephone, you may also mail the requests to the Fund at the address listed previously in the “How to Purchase Shares” section.

Telephone trades must be received by or prior to the close of the NYSE (generally 4:00 p.m., Eastern time).  During periods of high market activity, shareholders may encounter higher than usual call waiting times.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to the close of the NYSE.  The Fund is not responsible for delays due to communications or transmission outages.

Neither the Fund nor any of its service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine.  If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.  To confirm that all telephone instructions are genuine, the Fund will use reasonable procedures, such as requesting that you correctly state:

•	your Fund account number;
•	the name in which your account is registered; or
•	the Social Security or taxpayer identification number under which the account is registered.

Fund Transactions through the Fund’s Website.  You may visit us online at the Fund’s website at www.mdsassfunds.com, where you may establish online transaction privileges by enrolling on the website.  In addition to checking your Fund account balance, you may purchase additional shares, redeem or exchange shares of the Fund through the website.  You have the ability to establish online transaction privileges unless you decline them on your Account Application or by calling 1-855-MDS-FUND (1-855-637-3863).  You will be required to enter into a users’ agreement through the website in order to enroll for these privileges.  In order to conduct online transactions, you must have telephone transaction privileges.  Purchase of shares online will occur via ACH, you must have ACH instructions on your account.  Proceeds from an online redemption can be sent via check to the address of record or can be sent to you by wire or ACH to the previously established bank account.

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Payment for purchases of shares through the website may be made only through an ACH debit of your bank account.  Redemptions from accounts established through the website will be paid only to the bank account of record.  Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the Fund’s website.  The Fund imposes a maximum of $100,000 on purchase and redemption transactions through the website.  Transactions through the website are subject to the same minimums as other transaction methods.

You should be aware that the Internet is an unsecured, unstable, and unregulated environment.  Your ability to use the website for transactions is dependent upon the Internet and equipment, software and systems provided by various vendors and third parties.  While the Fund and its service providers have established certain security procedures, they cannot assure you that inquiries, account information or trading activity will be completely secure.  There may also be delays, malfunctions or other inconveniences generally associated with this medium.  There may also be times when the website is unavailable for Fund transactions or other purposes.  Should this happen, you should consider purchasing, redeeming or exchanging shares by another method.  Neither the Fund, the Transfer Agent, nor the Advisers will be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information.  In addition, neither the Fund, the Transfer Agent, nor the Advisers will be liable for any loss, liability cost or expense for following instructions communicated through the Internet, including fraudulent or unauthorized instructions.

Redemption in Kind.  The Fund generally pays redemption proceeds in cash.  However, the Trust has filed a notice of election under Rule 18f-1 under the 1940 Act with the SEC, under which the Trust has reserved the right to redeem in kind under certain circumstances, meaning that redemption proceeds are paid in liquid securities with a market value equal to the redemption price.  For federal income tax purposes, redemptions in kind are taxed in the same manner as redemptions paid in cash.

Policies of Other Financial Intermediaries.  An Authorized Intermediary or its designee may establish policies that differ from those of the Fund.  For example, the institution may charge transaction fees, set higher minimum investments or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus.  Please contact your Authorized Intermediary for details.

Closure of the Fund.  The Advisers retain the right to close the Fund (or partially close the Fund) to new purchases if it is determined to be in the best interest of shareholders.  Based on market and Fund conditions, the Advisers may decide to close the Fund to new investors, all investors or certain classes of investors (such as fund supermarkets) at any time.  If the Fund is closed to new purchases it will continue to honor redemption requests, unless the right to redeem shares has been temporarily suspended as permitted by federal law.

Householding. In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household.  If you would like to discontinue householding for your accounts, please call toll-free at 1-855-MDS-FUND (1-855-637-3863) to request individual copies of these documents.  Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

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Inactive Accounts.  Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.  If the Fund is unable to locate you, then they will determine whether your account can legally be considered abandoned.  The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements.  Your last known address of record determines which state has jurisdiction.

Distribution of Fund Shares

The Distributor

Quasar Distributors, LLC (the “Distributor”) is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, and serves as distributor and principal underwriter to the Fund.  The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc.  Shares of the Fund are offered on a continuous basis.

Rule 12b-1 Distribution and Shareholder Servicing Plan

The Fund has adopted a Distribution Plan (a “Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act.  Under the Plan, the Fund is authorized to pay the Distributor a fee for the sale and distribution of the Fund’s Class C shares.  The amount of the fee authorized is an annual rate of 0.75% of the Fund’s average daily net assets attributable to Class C shares.

The Fund has also adopted a Shareholder Servicing Plan (the “Shareholder Servicing Plan”) on behalf of the Fund’s Class C shares that allows the Fund to make payments to financial intermediaries and other persons for certain personal services for shareholders and/or the maintenance of shareholder accounts.  The amount of the shareholder servicing fee authorized is an annual rate of 0.25% of the Fund’s average daily net assets attributable to Class C shares.

Rule 12b-1 fees and shareholder fees are paid out of the Fund’s assets attributable to Class C shares on an on-going basis.  Over time these fees will increase the cost of your investment in Class C shares of the Fund, and may cost you more than paying other types of sales charges.

Payments to Financial Intermediaries

The Fund may pay service fees to intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisers, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Adviser, out of its own resources, and without additional cost to the Fund or their shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund.  These payments and compensation are in addition to service fees paid by the Fund, if any.  Payments are generally made to intermediaries that provide shareholder servicing, marketing support or access to sales meetings, sales representatives and management representatives of the intermediary.  Compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list or in other sales programs.  Compensation may be paid as an expense reimbursement in cases in which the intermediary provides shareholder services to the Fund.  The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

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Distributions and Taxes

Distributions

The Equity Income Plus Fund will make distributions of net investment income and net capital gain, if any, at least annually, typically during the month of December.  A Fund may make additional distributions if deemed to be desirable at another time during the year.

All distributions will be reinvested in additional Fund shares unless you choose one of the following options: (1) receive distributions of net capital gain in cash, while reinvesting net investment income distributions in additional Fund shares; (2) receive all distributions in cash; or (3) reinvest net capital gain distributions in additional Fund shares, while receiving distributions of net investment income in cash.

If you wish to change your distribution option, write to or call the Transfer Agent in advance of the payment date of the distribution.  However, any such change will be effective only as to distributions for which the record date is five or more business days after the Transfer Agent has received the written request.

If you elect to receive distributions in cash and the U.S. Postal Service is unable to deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the applicable Fund’s then current NAV per share and to reinvest all subsequent distributions.

Federal Income Tax Consequences

Distributions of the Fund’s investment company taxable income (which includes, but is not limited to, interest, dividends, and net short-term capital gain), if any, are generally taxable to the Fund’s shareholders as ordinary income (for non-corporate shareholders, currently taxed at a maximum rate of 39.6%).  For non-corporate shareholders, to the extent that a Fund’s distributions of investment company taxable income are attributable to and reported as “qualified dividend” income, such income may be subject to tax at the reduced federal income tax rates applicable to long-term capital gain, if certain holding period requirements have been satisfied by the shareholder.  For corporate shareholders, a portion of the Fund’s distributions of investment company taxable income may qualify for the intercorporate dividends-received deduction to the extent the Fund receives dividends directly or indirectly from U.S. corporations, reports the amount distributed as eligible for deduction and the corporate shareholder meets certain holding period requirements with respect to its shares.  To the extent that the Fund’s distributions of investment company taxable income are attributable to net short-term capital gain, such distributions will be treated as ordinary income and cannot be offset by a shareholder’s capital losses from other investments.

Distributions of the Fund’s net capital gain (net long-term capital gain less net short-term capital loss) are generally taxable as long-term capital gain (for non-corporate shareholders, currently taxed at a maximum rate of 20%) regardless of the length of time that a shareholder has owned Fund shares.  Distributions of net capital gain are not eligible for qualified dividend income treatment or the dividends-received deduction referred to in the previous paragraph.

You will be taxed in the same manner whether you receive your distributions (whether of investment company taxable income or net capital gain) in cash or reinvest them in additional Fund shares.  Distributions are generally taxable when received.  However, distributions declared in October, November or December to shareholders of record and paid the following January are taxable as if received on December 31.

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In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Medicare tax of 3.8%.  The Medicare tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income, or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately).  The Fund’s distributions are includable in a shareholder’s investment income for purposes of this Medicare tax.  In addition, any capital gain realized by a shareholder upon a sale, exchange or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this Medicare tax.

Shareholders who sell, exchange or redeem shares generally will have a capital gain or loss from the sale, exchange or redemption.  The amount of the gain or loss and the applicable rate of federal income tax will depend generally upon the amount paid for the shares, the amount received from the sale, exchange or redemption (including in-kind redemptions) and how long the shares were held by a shareholder.  Gain or loss realized upon a sale, exchange or redemption of Fund shares will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if held for one year or less, as short-term capital gain or loss.  Any loss arising from the sale, exchange or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to such shares.  In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted.  If you purchase Fund shares (through reinvestment of distributions or otherwise) within 30 days before or after selling, exchanging or redeeming other Fund shares at a loss, all or part of that loss will not be deductible and will instead increase the basis of the new shares.

The Fund is required to report to certain shareholders and the IRS the cost basis of Fund shares when such shareholders subsequently sell, exchange or redeem those shares.  The Fund will determine the cost basis of such shares using the high cost method unless you elect in writing any alternate IRS-approved cost basis method.  Please see the SAI for more information regarding cost basis reporting.

The federal income tax status of all distributions made by the Fund for the preceding year will be annually reported to shareholders.  Distributions made by the Fund may also be subject to state and local taxes.  Additional tax information may be found in the SAI.

If the Fund generates premiums from it sales of call options and the call option expires, these premiums typically will result in short-term capital gain for federal income tax purposes.  If the option is exercised, the gain may be short- or long-term depending on the cost basis and holding period of the underlying security.  Distributions of net short-term capital gain are taxable to shareholders as ordinary income for federal income tax purposes.  Because the Fund will have no control over the exercise of the call options, it may be forced to realize capital gains or losses at an inopportune time and it will not be able to control whether such gains or losses are short-term or long-term for federal income tax purposes.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you.  There may be other federal, state, foreign or local tax considerations applicable to a particular investor.  You are urged to consult your own tax adviser.

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Financial Highlights

The financial highlights tables below show the Fund’s financial performance information for Institutional Class shares of the Fund from June 28, 2013 (commencement of operations) to the period ended May 31, 2014 and for the six-month period ended November 30, 2014 (unaudited).  Certain information reflects financial results for a single share of the Fund.  The total return in the tables represents the rate that you would have earned or lost on an investment in the Fund (assuming you reinvested all distributions).  With the exception of the six-month period ended November 30, 2014, this information has been audited by Cohen Fund Audit Services, Ltd., the independent registered public accounting firm of the Fund, whose report, along with the Fund’s financial statements, is included in the Fund’s 2014 Annual Report to Shareholders, which is available free of charge upon request.  Because the Class C shares have recently commenced operations, there are no financial highlights for Class C shares at this time.

M.D. Sass Equity Income Plus Fund – Institutional Class

Per Share Data for a Share Outstanding Throughout the Period

	Six Months Ended November 30, 2014 (unaudited)	Period Ended May 31, 2014(1)
Net Asset Value, Beginning of Period	$11.15	$10.00

Income from investment operations:
Net investment income(2)(3)	0.19	0.31
Net realized and unrealized gain on investments	0.22	1.06
Total from investment operations	0.41	1.37

Less distributions paid:
From net investment income	(0.09)	(0.22)
Total distributions paid	(0.09)	(0.22)

Net Asset Value, End of Period	$11.47	$11.15

Total Return(4)(6)	3.65%	13.83%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$104,993	$71,383

Ratio of expenses to average net assets(5)
Before waivers and reimbursements of expenses	1.07%	1.29%
After waivers and reimbursements of expenses	0.75%	0.75%

Ratio of net investment income to average net assets(5)
Before waivers and reimbursements of expenses	3.00%	2.61%
After waivers and reimbursements of expenses	3.32%	3.15%

Portfolio turnover rate(4)	38.99%	53.61%

(1)	The Institutional share class commenced operations on June 28, 2013.
(2)	Per share net investment income has been calculated using the daily average shares outstanding method.
(3)	Net investment loss per share is calculated using the ending balances prior to consideration or adjustment for permanent book to tax differences.
(4)	Not annualized.
(5)	Annualized.
(6)	Total return in the table represents the rate than the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

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PRIVACY NOTICE

The Fund collects non-public personal information about you from the following sources:

•	information the Fund receives about you on applications or other forms;
•	information you give the Fund orally; and/or
•	information about your transactions with the Fund or others.

The Fund does not disclose any non-public personal information about its shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  The Fund may share information with affiliated parties and unaffiliated third parties with whom it has contracts for servicing the Fund.  The Fund will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your non-public personal information and requires third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

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Investment Advisers
M.D. Sass, LLC
1185 Avenue of the Americas, 18th Floor,
New York, New York 10036

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Legal Counsel
Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

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M.D. Sass Equity Income Plus Fund
Class C Shares
A series of Trust for Professional Managers

FOR MORE INFORMATION

You can find more information about the Fund in the following documents:

Statement of Additional Information
The SAI provides additional details about the investments and techniques of the Fund and certain other additional information.  A current SAI is on file with the SEC and is incorporated into this Prospectus by reference.  This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports
The Fund’s annual and semi-annual reports provide the most recent financial reports and portfolio listings.  The annual reports contain a discussion of the market conditions and investment strategies that affected the Fund’s performance during the Fund’s prior fiscal period.

You can obtain a free copy of these documents (when they become available), request other information, or make general inquiries about the Fund by calling the Fund (toll-free) at 1-855-MDS-FUND (1-855-637-3863), by visiting the Fund’s website at www.mdsassfunds.com or by writing to:

M.D. Sass Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

You can review and copy information, including the Fund’s reports and SAI, at the SEC’s Public Reference Room in Washington, D.C.  You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090.  Reports and other information about the Fund is also available:

•	free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov;
•	for a fee, by writing to the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549-1520; or
•	for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act of 1940 file number is 811-10401)